Semiannual Report

Small-Cap
Stock Fund

June 30, 1998

T. Rowe Price

Report Highlights
--------------------------------------------------------------------------------

Small-Cap Stock Fund

o Large cap stocks continued their rally, as investors proved willing to pay a high premium for liquidity and overlook multinationals' greater exposure to Asia.

o Your fund roughly kept pace with the Russell 2000 but trailed its more emerging-growth-oriented peers.

o Your fund benefited from its investments in consumer nondurables and consumer services and from merger activity among its holdings.

o Our purchases included two well-managed companies, Comfort Systems USA and Downey Financial, that have sound fundamentals and are poised to benefit from consolidation in their industries.

o Small-cap valuations have reached an eight-year low relative to larger companies, yet small-cap profits are growing more quickly. We see no catalyst to shift investor enthusiasm, but the change could come when we least expect it.

Fellow Shareholders

The stock market and your fund continued their advance in the first half of 1998. Though small-cap stocks posted satisfactory returns in an absolute sense, their performance paled in comparison to large-caps, represented by the S&P 500 Stock Index. Investors placed a premium on the greater liquidity of blue chips and seemed content to overlook the stronger fundamentals, superior earnings growth, and very attractive valuations of many small-cap companies.

Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/98                            6 Months           12 Months
--------------------------------------------------------------------------------

Small-Cap Stock Fund                                4.55%              20.89%

Russell 2000 Index                                  4.93               16.51

Lipper Small Cap Fund Index                         6.45               15.52

S&P 500                                            17.71               30.16

Your fund's total return of 4.55% roughly kept pace with the unmanaged Russell 2000 Index of small-company stocks but lagged the 6.45% gain of the Lipper Small Cap Funds Index. The Lipper index is dominated by emerging growth funds, which have heavier weightings than your fund in sectors that were strong in the first half, such as technology and consumer nondurables, and lower weightings in groups that were weak, such as real estate investment trusts (REITs) and utilities. In general, small-cap growth stocks outperformed value stocks in the period, though small-cap value stocks declined less in the second quarter, when both groups fell. Your fund offers a blend of growth and value stocks, a strategy that has served us well in the past and should continue to do so in the future.

The blue chips that make up the S&P 500 once again dramatically outperformed small-caps, posting a blistering six-month gain of nearly 18%. Small-caps posted much better relative gains in the first quarter, though they still slightly lagged the S&P 500. Your fund and the small-cap indices then lost nearly half their gains in the second quarter, particularly in April and May when the overall market struggled. When the rebound came in June, mainly larger stocks and some technology names participated.

The ever-rising dollar and the slowdown in Pacific Rim economies, both of which have begun to crimp earnings at large multinationals, have not yet tarnished their appeal. Investors have paid no attention to small-caps' relative lack of exposure to the Asian crisis but were drawn instead to issues they could sell quickly in a pinch. They want to linger at the party but loiter near the exits.

The continued leadership of large-caps-a four-year trend that accelerated dramatically late last year-is all the more startling given the valuation disparity we will examine in greater detail in our Outlook section.


INVESTMENT REVIEW

The three top-performing sectors in the Russell 2000 Index were consumer nondurables, up 13%, financial services, up 6%, and technology, up 7%. REITS, down 5%, and energy, down 14%, were the worst performers.

As investors feared an economic slowdown, reliable growth sectors like consumer nondurables and consumer services continued their winning ways. We were market-weighted in these sectors and thus participated fully in their rise.

Financials continued their long stretch of torrid performance, driven by ongoing consolidation in insurance and banking. After two and a half years of accelerating returns, we began to cut back on the sector late in the period. We are now underweighted in financials, which we believe to be appropriate this late in the credit and interest rate cycle. So far it has been the wrong decision, but we believe it will pay dividends down the road.

Sector Diversification
--------------------------------------------------------------------------------

Business                                                  Cap. Equip./
Services   Consumer                                       Process       Energy/
And        Services   Consumer                            Ind./         Utili-
Transpor-  and        Non-                Finan-  Tech-   Basic         ties/
tation     Cyclicals  durables  Reserves  cial    nology  Mat.          Misc.

  24%         22%       15%        10%     10%      8%       7%           4%

Based on net assets as of 6/30/98.

Technology also rebounded following its weakness in late 1997 and early this year. We saw values in the sector and began rebuilding our position there early in the period, enabling us to begin to profit from the recovery in the group.

We are underweighted now in both REITs and energy stocks, though we are intrigued with the valuations in both sectors. REITs currently have excellent fundamentals and very attractive valuations. Where else can you find companies offering several years of projected double-digit earnings and dividend growth combined with a 6% yield? Consequently, and because REITs make up 8% of the Russell 2000 Index, we have begun selective additions.

Energy slumped on the back of plummeting prices and slowing demand from Asia, plus fears of Iraq's return to the market. The group underperformed dramatically, and we were helped by our significant underweighting (less than 2%) in the sector, compared with its 5% weighting in the index.

We are underweighted in REITs and energy stocks, though we are intrigued with the valuations . . .

Our top performers in the half were Young Broadcasting, A.O. Smith, and Proffitt's. Young Broadcasting rose sharply in late June as the firm hired Lazard Freres to review strategic alternatives for the company. Investors are betting on a speedy sale of the business, and the shares have risen 67% year-to-date, adding $4.8 million in value to our portfolio.

We profiled A.O. Smith in last year's annual letter. At the time, we highlighted our favorable view of the firm's strategy to exit the low-multiple automotive business and reinvest proceeds in its electric-equipment segment. The firm has executed its strategy well and recently announced what we believe will be an earnings-boosting acquisition of GE's compressor business. Investor recognition of the value being realized at A.O. Smith drove the shares more than 20% higher in the first half, adding more than $3.7 million to your fund.

Proffitt's was added to the fund early this year after it merged with Carson Pirie Scott, one of our long-held positions. Proffitt's has a multibillion-dollar market cap, and after rising more than 50% this year, the shares no longer appear to be a bargain. While the stock added $3.7 million in value to the fund in the first half, we have begun exiting the position because of its large capitalization and full valuation.

Our biggest losers in the half were SmarTalk TeleServices, Waterlink, and Alternative Resources. SmarTalk was a major new purchase in the period, the timing of which was clearly a mistake. The firm failed to meet its earnings projections and the shares fell 38%, costing us over $4 million. We plan to rinse the egg off our faces and hold the shares. At 14 times next year's earnings, the stock seems to be amply discounting the company's recent troubles. We believe SmarTalk will get back on track later this year.

Our second problem child was Waterlink, which declined 47% in the first half as it missed its earnings estimates after customers deferred several large water-treatment projects. Waterlink is an international provider of integrated water purification and waste-water treatment solutions for industrial and municipal customers. Waterlink's early April earnings warning caused a significant reduction in full-year earnings estimates, and several Wall Street firms downgraded the shares. Today's market punishes disappointments, and Waterlink suffered accordingly. The investment cost us more than $3.6 million in the half. However, Waterlink has strong products, a promising new chief executive, and bright prospects.

Finally, our third-largest loser, Alternative Resources, ran into trouble with an acquisition that diluted earnings. The company provides technical staffing solutions for information services operations. Late in 1997, it bought CGI Systems, its first-ever acquisition. CGI Systems, a subsidiary of IBM, provided contract computer programming services to Alternative Resources' customer base. The fit seemed perfect. Unfortunately, to date, the acquisition has torpedoed Alternative Resources' earnings. Acquisitions are never easy to integrate for small firms, and this one has so far proved too complex for this company. Estimates are now 25% lower for 1998, and it appears Alternative Resources' core business has suffered as management's attention focused on the acquisition. We are evaluating our options at this writing. Alternative Resources cost us $3 million in the half.


PORTFOLIO HIGHLIGHTS

Our top purchase, Comfort Systems USA, is a national provider of heating, ventilation, and air conditioning (HVAC) installation, maintenance, and services to commercial and industrial markets. The company is aggressively acquiring smaller competitors in this $35 billion market. Strong internal growth and synergies from management's successful acquisition strategy are currently generating earnings growth in excess of 25%. A recent secondary stock offering, priced at 15 times next year's earnings, seemed an ideal opportunity to bolster our existing position.

We believe Comfort Systems' management, led by Fred Ferreira, is extremely capable and well motivated to drive shareholder value. Management currently owns more than 20% of the company. Since the commercial HVAC market is made up of more than 35,000 firms, Comfort Systems should have a fertile environment for acquisitions that can boost earnings further.

Another of our top purchases was Mentor. You may remember we first bought this $600 million market-cap medical device company, based in Santa Barbara, California, last year when its shares fell on unwarranted concern over a slowdown in its breast-implant business. The stock rose 70% in six months, and we took our gains. Early this year, the stock sagged as a fire damaged one manufacturing facility, and sales of its ultrasonic liposuction machine were disappointing. We purchased the shares again at 14 times next year's earnings-not bad for a company growing at 20% a year.

One of the maxims in small-company investing is, "Remember when to sell."

A third stock we would like to highlight is Downey Financial, a $900 million market-cap thrift based in Newport Beach, California. Downey posts an attractive 16% return on equity. The firm is lean with an expense ratio of 50%, compared with 60% of revenue for the average bank. Insiders own 24% of the shares, and the stock is cheap at two times book value. The average California thrift trades at 2.6 times book value. Downey's share of deposits ranks in the top 10 in the state, and we believe it may be an attractive consolidation candidate.

Once again, consolidation and merger-and-acquisition activity played a large role in portfolio activity. Our largest sale was Tracor, the defense electronics company acquired in June by GEC of Great Britain. Tracor added over $2 million in value to the portfolio as GEC launched an all-cash tender offer for the shares. Finally, we wrote last year of our good fortune in McClatchy's attractive bid for Cowles Media. The deal has now been consummated, and we received cash and a modest amount of McClatchy stock, which we sold.

One of the maxims in small-company investing is, "Remember when to sell." If the valuation looks full or if fundamentals turn down, it is usually a good time to take money off the table. Our fifth-largest sale during the past six months was Coinmach Laundry, which provides laundry equipment services for multifamily properties. The firm is well managed, and we admire Steve Kerrigan, the firm's capable CEO. This spring, when the shares hit our target based on discounted cash flow because of investor enthusiasm for the company's Macke Laundry deal, we felt it prudent to significantly reduce our holdings. The shares were subsequently the target of some ill-founded short-selling rumors, and the stock dropped more than 30%. Fortunately, our selling cushioned the impact on the fund, and we are now considering repurchasing the shares.


OUTLOOK

As we noted, large-cap stocks outperformed small-caps by 13 percentage points in the first half. This level of underperformance is astounding given small-caps' superior fundamentals and valuation. Since the second quarter of 1997, corporate earnings have grown substantially faster for smaller companies than for S&P 500 companies.

 . . . liquidity is the order of the day, and investors are willing to pay dearly for it.

Second, small-cap valuations based on price/earnings ratios are approaching 10-year lows relative to large companies-levels not seen since late 1990, the previous trough for small-cap performance. Yet liquidity is the order of the day, and investors are willing to pay dearly for it.

One case in point is the disparity in relative valuations today between large-and small-cap shares in comparable businesses. GE is undoubtedly one of my favorite large-cap stocks. Though it will never be one of your fund's holdings because of its $300 billion market cap, I have continued to watch the company closely since my days as T. Rowe Price's electric equipment analyst. GE has great management and grows earnings at 12% to 15% year in, year out. Investors now pay more than 30 times 1998 earnings for the company, or about twice its growth rate.

Contrast this with Holophane, which has a strong business model in the electric equipment industry. It is also very well managed. This $300 million market-cap stock has grown earnings at a 21% annual rate over the past four years. Yet it sells for just 15 times this year's earnings and is up a mere 9% this year, as of this writing. Is liquidity really worth a 200% premium on earnings?

We see no catalyst at the moment to end investors' love affair with large-cap shares-yet the change could come when we least expect it. From current valuation levels, we expect strong relative long-term gains from small-caps.

Keep the faith, and thanks for your continued support.

Respectfully submitted,

Greg A. McCrickard
President and Chairman of the Investment Advisory Committee

July 24, 1998


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                Percent of
                                                Net Assets
                                                   6/30/98
------------------------------------------------------------

U.S. Foodservice                                       2.1%

A.O. Smith                                             2.0

Aliant Communications                                  1.7

PartnerRe Holdings                                     1.4

Analogic                                               1.4
------------------------------------------------------------

New England Business Service                           1.4

Young Broadcasting                                     1.2

Casey's General Stores                                 1.1

Romac International                                    1.1

Outback Steakhouse                                     1.1
------------------------------------------------------------

Comfort Systems USA                                    1.1

Matthews International                                 1.0

Parkway Properties                                     1.0

Shorewood Packaging                                    1.0

Watsco                                                 1.0
------------------------------------------------------------

Electro Rent                                           1.0

Glacier Bancorp                                        1.0

Holophane                                              0.9

Summit Bancorp                                         0.9

Sola                                                   0.9
------------------------------------------------------------

EastGroup Properties                                   0.9

JLG Industries                                         0.9

Tetra Tech                                             0.9

Quorum Health Group                                    0.9

Poe & Brown                                            0.9
------------------------------------------------------------

Total                                                 28.8%


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
(Listed in descending order of size)

6 Months Ended 6/30/98

Ten Largest Purchases
------------------------------------

Comfort Systems USA*

Mentor*

Bon-Ton Stores*

Woodhead Industries*

Downey Financial*

SmarTalk TeleServices*

JLG Industries*

U.S. Foodservice

New England Business Service

Tower Realty Trust


Ten Largest Sales
------------------------------------

Tracor***

Proffitt's

Cowles Media***

North Face**

Coinmach Laundry

Wild Oats Markets**

Coach USA

American Radio Systems***

Starwood Hotels & Resorts

Commnet Cellular

  *   Position added
 **   Position eliminated
***   Acquired by another company


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------

Performance Comparison
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.


Small-Cap Stock Fund
--------------------------------------------------------------------------------

As of 6/30/98

                          Russell 2000     Lipper Small Cap    Small-Cap
                          Index            Fund Index          Stock Fund

6/30/88                   100.00           100.00              100.00

6/89                      112.81           112.53              117.75

6/90                      116.15           123.05              119.23

6/91                      117.69           125.16              115.55

6/92                       134.8           140.86              130.63

6/93                      169.86           176.29              160.95

6/94                      177.23           180.27              172.56

6/95                      212.87           227.09              206.16

6/96                      263.72           295.34              274.04

6/97                      306.78           313.94               324.6

6/98                      357.42           362.66              392.41

Average Annual Compound Total Return
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 6/30/98            1 Year      3 Years     5 Years     10 Years
--------------------------------------------------------------------------------

Small-Cap Stock Fund             20.89%       23.93%      19.51%       14.65%

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Performance prior to 8/31/92 reflects investment managers other than T. Rowe Price.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

                                For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                   6 Months      Year
                      Ended     Ended
                    6/30/98  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93

NET ASSET VALUE
Beginning
  of period         $ 22.20   $ 18.07   $ 16.32   $ 13.80   $ 15.39   $ 14.37

Investment activities
  Net investment
  income               0.04      0.05      0.09      0.12      0.04      --
  Net realized
  and unrealized
  gain (loss)          0.97      5.13      3.33      4.53      2.60

  Total from
  investment
  activities           1.01      5.18      3.42      4.65      0.00      2.60

Distributions
  Net investment
  income               --       (0.04)    (0.09)    (0.12)    (0.03)     --
  Net realized
  gain                 --       (1.01)    (1.58)    (2.01)    (1.56)    (1.58)

  Total
  distributions        --       (1.05)    (1.67)    (2.13)    (1.59)    (1.58)

NET ASSET VALUE
End of period       $ 23.21   $ 22.20   $ 18.07   $ 16.32   $ 13.80   $ 15.39
                    ---------------------------------------------------------

Ratios/Supplemental Data

Total return(C)        4.55%    28.81%    21.05%    33.85%     0.08%    18.40%

Ratio of
expenses to
average
net assets             1.01%!    1.02%     1.07%     1.11%     1.11%     1.20%

Ratio of
net investment
income to average
net assets             0.38%!    0.33%     0.56%     0.74%     0.24%    (0.01)%

Portfolio
turnover rate          13.5%     22.9%     31.1%     57.8%     41.9%     40.8%

Net assets,
end of period
(in millions        $ 1,111   $   816   $   416   $   279   $   197   $   205


(C) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
!    Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                      June 30, 1998

Statement of Net Assets
                                                  Shares/Par           Value
--------------------------------------------------------------------------------
                                                                in thousands

Common Stocks and Warrants  89.9%

FINANCIAL  10.5%

Bank and Trust  5.5%

Albank Financial                                     100,000      $    7,059

Citizens Banking                                     185,000           6,180

Downey Financial                                     268,600           8,780

First Bell Bancorp                                   100,000           1,931

First Mariner Bancorp *                              148,000           2,303

First Security                                       168,750           3,612

Frankfort First Bancorp                               75,000           1,153

Glacier Bancorp !                                    390,000          10,555

Marshall & Ilsley                                     30,000           1,534

Mercantile Bancorporation                             92,250           4,647

Summit Bancorp                                       214,800          10,203

Westamerica                                           90,000           2,903

                                                                      60,860

Insurance  4.4%

Harleysville Group                                   350,000           7,306

PartnerRe Holdings                                   310,000          15,810

Poe & Brown                                          255,000           9,483

Selective Insurance                                  155,000           3,473

UICI *                                               198,500           5,409

W. R. Berkley                                        185,000           7,417

                                                                      48,898

Financial Services  0.6%

Delta Financial *                                    300,000           5,513

ITLA Capital *                                        70,000           1,439

                                                                       6,952

Total Financial                                                      116,710


UTILITIES  2.6%

Telephone Services  2.6%

Aliant Communications                                675,000          18,499

Commnet Cellular *                                   119,550           1,756

Rural Cellular (Class A) *                           271,700      $    4,212

Western Wireless *                                   200,000           3,981

Total Utilities                                                       28,448


CONSUMER NONDURABLES  15.2%

Food Processing  1.2%

American Italian Pasta *                             102,200           3,807

CTB International *                                  380,000           5,177

Makepeace *                                              164           2,030

Seneca Foods (Class A) *                              91,700           1,284

Seneca Foods (Class B) *                              74,700           1,092

                                                                      13,390

Hospital Supplies/Hospital Management  3.4%

Allied Healthcare Products *                          89,900             444

American Oncology Resources *                        459,600           5,616

Mentor                                               375,000           9,070

Pediatrix Medical Group *                            125,000           4,648

Quorum Health Group *                                360,000           9,529

Renal Care Group *                                   187,500           8,274

                                                                      37,581

Pharmaceuticals  1.5%

Alkermes *                                           150,000           2,695

COR Therapeutics *                                   100,000           1,394

Coulter Pharmaceutical *                             130,000           3,941

Millennium Pharmaceuticals *                         211,900           3,006

Neurocrine Biosciences *                             100,000             781

Perrigo *                                            200,000           2,006

Pharmaprint *                                        300,000           3,066

                                                                      16,889

Biotechnology  0.4%

Cell Genesys *                                       250,000           2,133

Zonagen *                                            100,000           2,190

                                                                       4,323

Health Care Services  4.0%

Ameripath *                                          500,000           5,891

Apria Healthcare *                                    90,000             602

Coast Dental Services *                               57,900             814

Concentra Managed Care *                             355,000      $    9,219

Inhale Therapeutic Systems *                         122,800           3,055

Monarch Dental *                                      95,000           1,496

NeoPath *                                            125,000             902

Northfield Laboratories *                            220,000           3,272

Orthodontic Centers of America *                     250,000           5,234

ProMedCo *                                           300,000           3,038

Raytel Medical *                                     360,000           1,958

SteriGenics International *                          350,000           9,056

                                                                      44,537

Miscellaneous Consumer Products  4.7%

Coinmach Laundry *                                   200,300           4,744

Cone Mills *                                         625,000           5,391

Crown City Plating *!                                 34,500             386

Culp                                                 100,000           1,294

Dan River *                                          470,000           7,990

Equity Corp. International *                         295,000           7,080

QuikSilver *                                          80,000           1,595

Sola *                                               310,000          10,133

US Can *                                             225,000           3,305

Wesley Jessen VisionCare *                           150,000           3,464

WestPoint Stevens *                                  190,000           6,282

                                                                      51,664

Total Consumer Nondurables                                           168,384


CONSUMER SERVICES  10.9%

Restaurants  1.3%

Logan's Roadhouse *                                   89,400           1,869

Outback Steakhouse *                                 300,000          11,690

PJ America *                                          71,900           1,308

                                                                      14,867

General Merchandisers  2.5%

Bon Ton Stores *                                     560,000           8,977

Casey's General Stores                               764,900          12,693

Columbia Sportswear *                                115,000           2,181

Proffitt's *                                         100,000           4,038

                                                                      27,889

Specialty Merchandisers  2.7%

CompuCom Systems *                                   850,000      $    5,578

CSS Industries *                                      88,200           2,889

Gadzooks *                                            65,000           1,802

Ingles Markets (Class A)                             300,000           4,331

Performance Food Group *                             262,500           5,209

St. John Knits                                       165,000           6,373

Urban Outfitters *                                   192,300           3,521

                                                                      29,703

Entertainment and Leisure  0.2%

Seattle Filmworks *                                  250,000           1,934

                                                                       1,934

Media and Communications  4.2%

American Tower Systems *                              60,000           1,496

Centennial Cellular (Class A) *                      125,000           4,668

Central European
Media Enterprises (Class A) *                        300,000           6,478

CMP Media *                                          125,000           2,164

Emmis Broadcasting (Class A) *                        90,000           4,317

Jacor Communications *                                90,000           5,316

Pegasus Communications *                              89,400           1,889

Sinclair Broadcast Group (Class A)                   220,000           6,311

Vanguard Cellular (Class A) *                         85,000           1,604

Young Broadcasting (Class A) *                       200,000          13,013

                                                                      47,256

Total Consumer Services                                              121,649


CONSUMER CYCLICALS  9.7%

Automobiles and Related  2.8%

A.O. Smith (Class B)                                 420,000          21,709

Adrian Steel                                           7,756           2,831

Littelfuse *                                         200,000           5,088

TBC *                                                255,000           1,681

                                                                      31,309

Building and Real Estate  5.6%

Apartment Investment & Management, REIT              149,400           5,901

Arden Realty, REIT                                   325,000           8,409

Eastgroup Properties, REIT                           500,000          10,031

First Washington Realty Trust, REIT                  175,000      $    4,069

Glenborough Realty Trust, REIT                       125,000           3,297

Parkway Properties, REIT                             380,000          11,210

Starwood Hotels & Resorts, REIT                       35,000           1,691

Tower Realty Trust, REIT                             405,000           9,062

Woodhead Industries !                                535,000           8,393

                                                                      62,063

Miscellaneous Consumer Durables  1.3%

CompX International *                                262,600           5,679

Craftmatic Contour, Warrants, 12/31/02 *              20,970               0

Ellett Brothers                                      200,000             969

Harman International                                  58,000           2,233

York Group                                           280,200           5,332

                                                                      14,213

Total Consumer Cyclicals                                             107,585


TECHNOLOGY  8.1%

Electronic Components  4.5%

American Superconductor *                             25,000             298

Analogic                                             350,000          15,662

Burr Brown *                                         170,000           3,597

Electronics for Imaging *                            100,000           2,106

Exar *                                               100,000           2,094

Linear Technology                                     35,000           2,111

Maxim Integrated Products *                          120,000           3,806

Methode Electronics (Class A)                        306,400           4,730

Optek Technology *                                   324,500           6,125

Planar Systems *                                     260,000           2,771

PMC-Sierra *                                          45,000           2,107

Trident International * !                            344,500           5,146

                                                                      50,553

Electronic Systems  1.3%

Electromagnetic Sciences *                           365,000           6,867

Lifeline Systems *                                   186,400           3,495

Lo Jack *                                            325,000           4,052

                                                                      14,414

Telecommunications Equipment  1.9%

California Microwave *                               225,000      $    3,909

Excel Switching *                                    180,000           4,489

Glenayre Technologies *                              250,000           2,703

Natural Microsystems *                                80,000           1,288

Premisys Communications *                             50,000           1,247

SITEL *                                              250,000           1,656

SmarTalk TeleServices *                              285,000           4,043

West TeleServices *                                  109,500           1,341

                                                                      20,676

Aerospace and Defense  0.4%

Woodward Governor                                    160,000           4,950

                                                                       4,950

Total Technology                                                      90,593


EDUCATION  0.7%

Education  0.7%

ITT Educational Service *                            200,000           6,450

Learning Tree International *                         82,800           1,669

Total Education                                                        8,119


CAPITAL EQUIPMENT  2.6%

Electrical Equipment  0.9%

Holophane *                                          400,000          10,250

                                                                      10,250

Capital Equipment  0.1%

Omniquip International                                64,200           1,189

                                                                       1,189

Machinery  1.6%

JLG Industries                                       490,000           9,923

Laser Alignment *                                     16,450              99

NN Ball & Roller                                     200,000           2,381

Toolex Alpha *                                       275,000           5,070

                                                                      17,473

Total Capital Equipment                                               28,912


BUSINESS SERVICES
AND TRANSPORTATION  24.0%

Computer Service and Software  4.5%

Analysts International                               150,000      $    4,266

BISYS Group *                                        100,000           4,103

Concord Communications *                             160,000           4,115

Electronic Arts *                                     50,000           2,703

Great Plains Software *                               75,000           2,536

HCIA *                                               330,000           4,269

Medirisk *                                           215,700           4,327

Peerless Systems *                                    55,100           1,150

Sportsline USA *                                     120,000           4,384

Summit Design *                                      200,000           2,956

SunGard Data Systems *                                60,000           2,303

Synopsys *                                            50,000           2,289

Vantive *                                             75,000           1,545

VERITAS Software *                                    99,495           4,113

Visio *                                              100,000           4,788

                                                                      49,847

Distribution Services  5.1%

MSC *                                                230,000           6,555

Primesource                                          189,000           1,748

Richfood Holdings                                    345,000           7,137

Southern Electronics *                               350,000           2,877

SunSource                                            195,000           4,241

U.S. Foodservice *                                   665,000          23,316

Watsco (Class A)                                     315,500          11,102

                                                                      56,976

Environmental  0.6%

CUNO *                                               100,000           2,175

TRC *                                                200,000             900

Waterlink *                                          467,000           3,970

                                                                       7,045

Transportation Services  2.9%

Coach USA *                                          175,000           7,984

Comfort Systems USA *                                500,000          11,688

Expeditors International of Washington               120,000           5,265

Frozen Food Express                                  150,000      $    1,472

Heartland Express *                                   80,827           1,634

International Shipholding                            141,562           2,274

Midwest Express Holdings *                            45,000           1,628

                                                                      31,945

Miscellaneous Business Services  10.9%

Alternative Resources *                              300,000           3,722

Billing Information Concepts *                       250,000           3,828

Caribiner International *                             40,000             700

Electro Rent *                                       480,000          10,740

Insituform Technologies (Class A) *                  500,000           6,922

Iron Mountain *                                       69,900           3,102

Maximus *                                             25,000             719

McGrath RentCorp                                     300,000           6,469

Metamor Worldwide *                                  120,000           4,226

MPW Industrial Services Group *                       66,200             890

New England Business Service                         469,500          15,141

Paging Network *                                     225,000           3,143

Paxar *                                              240,000           2,760

Renaissance Worldwide *                              298,800           6,508

Romac International *                                403,868          12,318

Shorewood Packaging *                                700,000          11,112

Strayer Education                                    247,600           8,937

Superior Consultant Holdings *                         2,400             103

Tetra Tech *                                         400,000           9,800

The Peterson Companies (Class A) *                   177,400           4,546

Unitog                                               210,000           4,640

                                                                     120,326

Total Business Services and Transportation                           266,139


ENERGY  1.3%

Energy Services  1.0%

Carbo Ceramics                                       117,000           4,015

Cooper Cameron *                                      50,000           2,550

EVI Weatherford *                                     94,050           3,492

Smith International *                                 20,000             696

                                                                      10,753

Exploration and Production  0.3%

Rutherford-Moran Oil *                               194,500      $    3,902

                                                                       3,902

Total Energy                                                          14,655


PROCESS INDUSTRIES  1.8%

Specialty Chemicals  0.9%

A. Schulman                                          110,000           2,145

CFC International * !                                210,000           2,323

Furon                                                 54,600             989

Hauser *                                             360,000           2,115

Sybron Chemical *                                     70,000           2,240

                                                                       9,812

Paper and Paper Products  0.3%

Jefferson Smurfit *                                  200,000           3,144

                                                                       3,144

Building and Construction  0.6%

Layne Christensen *                                  360,000           4,444

Simpson Manufacturing *                               59,500           2,298

                                                                       6,742

Total Process Industries                                              19,698


BASIC MATERIALS  2.1%

Metals  1.6%

AngloGold ADR                                         81,130           1,602

Cambior                                              500,000           2,938

Gibraltar Steel *                                    110,000           2,289

Matthews International (Class A)                     470,000          11,471

                                                                      18,300

Mining  0.5%

Canyon Resources *                                   400,000             300

Coal Creek !                                           9,295           1,181

Prime Resources Group                                250,000           1,735

Rochester & Pittsburgh                                15,228             628

TVX Gold *                                           550,000           1,684

                                                                       5,528

Total Basic Materials                                                 23,828


MISCELLANEOUS COMMON STOCKS  0.4%

Western Water *                                       40,000      $      403

Other Miscellaneous Common Stocks                                      3,805

Total Miscellaneous Common Stocks                                      4,208

Total Common Stocks and Warrants (Cost $801,758)                     998,928


Preferred Stocks  0.1%

Prime Retail, Cum., 10.50%, (Series A)                30,000             806

Total Preferred Stocks (Cost $570)                                       806


Convertible Preferred Stocks  0.0%

Prime Retail, 8.50%, (Series B)                       25,000             513

Total Convertible Preferred Stocks (Cost $471)                           513


Convertible Bonds  0.3%

Arch Communications, (144a), 6.75%, 12/1/03       $1,000,000             670

Offshore Logistics, Sub. Notes,
(144a), 6.00%, 12/15/03                            2,000,000           2,094

Total Convertible Bonds (Cost  $3,100)                                 2,764


Short-Term Investments  9.9%

Money Market Funds  9.9%

Reserve Investment Fund, 5.69%                   109,867,164         109,867

Total Short-Term Investments (Cost $109,867)                         109,867


Total Investments in Securities

100.2% of Net Assets (Cost $915,766)                              $1,112,878

Other Assets Less Liabilities                                         (2,293)


NET ASSETS                                                        $1,110,585
                                                                  ----------

Net Assets Consist of:

Accumulated net investment income
- net of distributions                                            $    2,431

Accumulated net realized gain/loss
- net of distributions                                                53,694

Net unrealized gain (loss)                                           197,112

Paid-in-capital applicable to
47,842,516 shares of $0.50 par
value capital stock outstanding;
200,000,000 shares authorized                                        857,348

NET ASSETS                                                        $1,110,585
                                                                  ----------

NET ASSET VALUE PER SHARE                                         $    23.21
                                                                  ----------

   !    Affiliated company
   *    Non-income producing
   #    Seven-day yield
 ADR    American Depository Receipt
REIT    Real Estate Investment Trust
144a Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers-total of such securities at period-end amounts to 0.25% of net assets.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                                    6 Months
                                                                       Ended
                                                                     6/30/98

Investment Income
Income
  Dividend                                                         $   3,773
  Interest                                                             3,136

  Total income                                                         6,909

Expenses
  Investment management                                                3,809
  Shareholder servicing                                                  936
  Registration                                                           120
  Custody and accounting                                                  70
  Prospectus and shareholder reports                                      58
  Legal and audit                                                          7
  Directors                                                                4
  Miscellaneous                                                           10

  Total expenses                                                       5,014

Net investment income                                                  1,895

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                46,732
Change in net unrealized
gain or loss on securities                                            (8,944)

Net realized and unrealized gain (loss)                               37,788

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                             $  39,683
                                                                   ---------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   6/30/98             12/31/97

Increase (Decrease) in Net Assets
Operations
  Net investment income                       $      1,895         $      1,901
  Net realized gain (loss)                          46,732               32,376
  Change in net unrealized gain or loss             (8,944)             111,242

  Increase (decrease) in net
  assets from operations                            39,683              145,519

Distributions to shareholders
  Net investment income                               --                 (1,388)
  Net realized gain                                   --                (35,062)

  Decrease in net assets
  from distributions                                  --                (36,450)

Capital share transactions*
  Shares sold                                      444,747              491,109
  Distributions reinvested                            --                 34,624
  Shares redeemed                                 (190,219)            (234,032)

  Increase (decrease)
  in net assets from capital
  share transactions                               254,528              291,701

Net Assets
Increase (decrease)
during period                                      294,211              400,770
Beginning of period                                816,374              415,604

End of period                                 $  1,110,585         $    816,374
                                              ---------------------------------

*Share information
  Shares sold                                       19,366               23,580
  Distributions reinvested                            --                  1,598
  Shares redeemed                                   (8,295)             (11,410)

  Increase (decrease)
  in shares outstanding                             11,071               13,768

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Small-Cap Stock Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1998


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Small-Cap Stock Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 1, 1956.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $350,705,000 and $120,849,000, respectively, for the six months ended June 30, 1998.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

At June 30, 1998, the aggregate  cost of investments  for federal income tax and financial reporting purposes was $915,766,000, and net unrealized gain aggregated $197,112,000, of which $251,757,000 related to appreciated investments and $54,645,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $686,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.45% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $796,000 for the six months ended June 30, 1998, of which $150,000 was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $3,051,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services And Information


KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(registered trademark) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and Discount Brokerage accounts (with preauthorized access).


ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.


DISCOUNT BROKERAGE*

Investments Available You can trade stocks, bonds, options, precious metals, mutual funds, and other securities at a savings over regular commission rates.

To  Open  an  Account  Call  a  shareholder  service   representative  for  more
information.


INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed  Investment  Guides Our widely  acclaimed Asset Mix Worksheet,  College
Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

*A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.


For yield, price, last transaction, current balance, or to conduct transactions, 24 hours, 7 days a week, call Tele*Access(registered trademark):
1-800-638-2587 toll free

For assistance with your existing fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Small-Cap Stock Fund.


Investor Centers:

101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607

"T. Rowe Price, Invest with Confidence" (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.         F65-051  6/30/98